POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints each of Christopher J. Guptill, Theresa M. Bridge and Kevin L. Newbauer his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her capacity as Trustee of Broadmark Funds, to sign on his or her behalf any and all Registration Statements on Form N-1A (including any pre-effective or post-effective amendments to Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, as well as any and all Registration Statements on Form N-14 and any amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

                                          Dated this 3rd day of December, 2012.


                                          /s/Robert S. Basso
                                          -------------------
                                          Robert S. Basso
                                          Trustee

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints each of Christopher J. Guptill, Theresa M. Bridge and Kevin L. Newbauer his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her capacity as Trustee of Broadmark Funds, to sign on his or her behalf any and all Registration Statements on Form N-1A (including any pre-effective or post-effective amendments to Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, as well as any and all Registration Statements on Form N-14 and any amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

                                        Dated this 3rd day of December, 2012.


                                        /s/Patrick D.C. Dumas
                                        ----------------------
                                        Patrick D.C Dumas
                                        Trustee

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints each of Christopher J. Guptill, Theresa M. Bridge and Kevin L. Newbauer his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her capacity as Trustee of Broadmark Funds, to sign on his or her behalf any and all Registration Statements on Form N-1A (including any pre-effective or post-effective amendments to Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, as well as any and all Registration Statements on Form N-14 and any amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

                                        Dated this 3rd day of December, 2012.


                                        /s/Rick L. Frimmer
                                        -------------------
                                        Rick L. Frimmer
                                        Trustee